FREMONT MUTUAL FUNDS, INC.

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    Supplement dated July 10, 2000 to the Prospectus dated February 10, 2000
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Fremont Emerging Markets Fund:

Effective June 8, 2000, CMG First State (Hong Kong) LLC, sub-advisor of the Fremont Emerging Markets Fund, assigned portfolio management responsibility for the Fund to their Global Emerging Markets Team. The advisor, Fremont Investment Advisors, Inc., will continue to oversee the Fund.

Fremont U.S. Micro-Cap Fund:

The Fremont U.S. Micro-Cap Fund was closed to new investors on March 10, 2000. Shareholders who owned shares of the Fund as of March 10, 2000, may continue to purchase additional shares in their existing accounts. Financial advisors and institutions that have existing client assets in the Fund may add to their client accounts as well as open new accounts for other clients. Fremont Investment Advisors, Inc., as the advisor of the Fund, may reopen and close the Fund to certain types of new investors in the future.

After March 10th, shareholders that own other Fremont Mutual Funds, may not exchange these shares into the Fremont U.S. Micro-Cap Fund unless they have an existing Fremont U.S. Micro-Cap Fund account.